[LOGO]

ANNUAL REPORT TO SHAREHOLDERS
ADVANTUS MORTGAGE SECURITIES FUND

SEPTEMBER 30, 1996

ADVANTUS MORTGAGE SECURITIES FUND
TABLE OF CONTENTS

PERFORMANCE UPDATE                   2

INVESTMENTS IN SECURITIES            7

STATEMENT OF ASSETS AND
LIABILITIES                         10

STATEMENT OF OPERATIONS             11

STATEMENT OF CHANGES IN NET
ASSETS                              12

NOTES TO FINANCIAL STATEMENTS       13

INDEPENDENT AUDITORS' REPORT        19

FEDERAL INCOME TAX INFORMATION      20

SHAREHOLDER SERVICES                22

October 31, 1996

                                                                         [PHOTO]
Dear Shareholders:

The nation's economic expansion, noted for its longevity, breadth and strength, pressed forward in the third quarter of 1996. The Federal Reserve's decision not to raise interest rates, coupled with the long awaited upswing of several key foreign economies, offers new signs that the expansion, currently in its 23rd quarter, will extend well into next year.

The financial markets shrugged off concerns about an overheated economy to post record highs for both the Dow Jones Industrial Average and the NASDAQ. The current optimism is based partly on a relatively unique phenomenon of this expansion; industrial production, a harbinger of future economic activity, is actually rebuilding depleted inventories. Normally associated with the early stages of an economic recovery, this activity is unusual for a mature expansion and indicates continued economic strength.

Gross Domestic Product (GDP), clipping along at 2.5-3.0 percent annually, is hovering above the Fed's comfort level. However, consumer confidence is very high and plays a definite role in our forecast. After experiencing the lowest unemployment rates in nearly seven years, consumers today are employed, confident and spending money which bodes well for continued growth. This higher level of consumer spending is capable of sustaining a strong GDP without risk of exhausting the recovery.

Inflation, a primary concern of a heated up economy, is playing only a minor role in the current recovery. The abundance of material resources supplied from the former communist countries in Eastern Europe and the Soviet Union has mitigated the resource demands of the U.S. economy's strength. In addition, the increase of the world's labor force, in China and elsewhere, provides lower cost production options for many manufacturers, eliminating the need to raise prices. Consequently, we can envision a scenario in which inflation and interest rates actually edge lower in the coming months.

The Advantus Funds took full advantage of the extended expansion and recorded impressive gains across broad industrial segments this year. While mandated wage accelerations will affect many service related industries in the months ahead, we remain cautiously optimistic that most sectors will experience strong growth well into 1997. Further buttressing this report is the fact that in the first year of every Presidential term since 1948, the markets have returned positive performance.

The Advantus family of mutual funds offers a wide array of investment objectives to capture growth potential in many different market segments. Our experienced and dedicated portfolio managers will make the most of each opportunity.

Sincerely,

    /s/ Paul Gooding
Paul Gooding, President
Advantus Capital Management, Inc.

PERFORMANCE UPDATE
[PHOTO]
KENT WEBER, CFA
PORTFOLIO MANAGER
The Advantus Mortgage Securities Fund is a mutual fund designed for investors seeking a high level of current income consistent with prudent investment risk.
The Fund hopes to achieve its income
objective by investing primarily in a
diversified portfolio of mortgage-related securities. The Fund expects, under normal circumstances, to have most of its assets in high quality mortgage-related securities such as those issued by U.S.
Government owned (GNMA) or sponsored
corporations (FNMA and FHLMC) or rated
"A" or better by Moody's or Standard &
Poor's.
  -Dividends declared daily and paid monthly.
  -Capital gains distributions paid annually.
ADVANTUS MORTGAGE SECURITIES FUND
PERFORMANCE
The performance of your Advantus Mortgage Securities Fund for the year ended September 30, 1996 was as follows for the three classes of shares currently outstanding:

Class A                           4.8 percent*
Class B                           4.1 percent*
Class C                           4.1 percent*

Income investors were blanketed with positive returns over the last twelve months. However, such performance did not come without some volatility. Patient investors were treated to mood swings by Wall Street investors that ranged from bullish to bearish and back to neutral. Ultimately, intermediate and long interest rates ended the year about one half of a percent higher. Money market rates, on the other hand, actually ended lower as the Federal Reserve opted not to change short term rates again after lowering them in January.
The mortgage market stood tall throughout these events and outperformed both the treasury and corporate markets. Following suit, the Mortgage Securities Fund Class A delivered strong relative performance by returning 4.8 percent* over the past year. Positive returns were also enjoyed by Lehman Brother's Ginnie Mae Index** and Lipper Analytical's Ginnie Mae Category+ which returned 5.80 percent and 4.45 percent, respectively, over the same period. All this happened while inflation, as measured by the Consumer Price Index, registered 3.0 percent. Moreover, in September 1996 Advantus Capital Management decided to cap the Funds' Class A management, distribution fees and other fund expenses at .95 percent of net assets (Class B and Class C expenses were also capped at 1.70 percent).
PORTFOLIO RECAP
Relative to other sectors of the bond market, these events were just what the doctor ordered for the mortgage market. Prepayment pressures have all but vaporized with the summer heat. Investor appetite for high quality, the potential for high yielding mortgage securities continues to intensify. In summary, the mortgage market is enjoying exceptional liquidity as the result of solid fundamentals. These are ideal conditions and should contribute to more positive results for the sector in the months ahead.
Mortgage securities continue to gain popularity among knowledgeable fixed income investors because they offer predictable cash flow and high levels of income while carrying limited credit risk. Likewise, the mortgage market continues to mature into a kinder and gentler fixed income sector. This creative market now represents a smorgasbord of high quality investment opportunities where straight Agency mortgage pass through securities once ruled. In fact, the mortgage market is one of the largest, most dynamic fixed income sectors available in the United States today.
With mortgage securities in vogue, many mortgage sectors have become fairly priced and increasingly more efficient. While we continue to maintain a core portfolio holding of straight Agency mortgage pass through securities, some of our most promising investment opportunities are in less traveled, high quality sectors. More specifically, our ownership of pass through securities remains overweighted in seasoned ("vintage") securities. These vintage securities have emerged as the "Blue Chip" securities of the mortgage market because they offer investors more predictable earnings than similar new issue securities. The other types of securities we are finding value in include Agency commercial mortgage backed securities, non-Agency investment grade mortgage backed securities and collateralized mortgage obligations (CMOs). In fact, CMOs have become such a mainstream part of the mortgage capital markets that their values are now quoted in Section C of the Wall Street Journal's "Bond Market Data Bank." Going forward, I look for these types of securities to benefit from increased investor interest and improved coverage by the research analysts on Wall Street.
In the wake of consistent growth but subdued inflation, we maintain our effective duration in-line with Lehman Brother's Ginnie Mae Index. To this extent, our duration stands at 4.2 years while Lehman Brother's duration stands at 4.1 years. These efforts make the Fund's interest rate sensitivity relatively mild and neutral to Lehman Brother's Ginnie Mae Index.

OUTLOOK

The economic picture has the makings of a "Cinderella" story. In this brave new world, moderate economic growth rates and low unemployment rates live in harmony with stable inflation. The Federal Reserve's decision to leave short term rates unchanged shows a willingness on their part to experiment with this relatively new frontier. Investors, on the other hand, are uncomfortable with this notion and are behind this higher interest rate environment. Historically, ideal conditions like these tended not to last long. Therefore, market volatility increases because investors have not reached a consensus on the future direction of the economy. Unless the economy begins to march in one definite direction, intermediate interest rates are likely to remain in a broad trading range of
6.25 percent and 7.25 percent. With most of the damage of higher rates already done to the market, the outlook for the Mortgage Securities Fund remains bright. Market conditions both fundamentally and technically remain poised to lead the Fund to positive competitive returns.
*Historical results are not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.
**The Lehman Brother's GNMA Index includes 15 and 30 year fixed rate securities backed by mortgage pools of the Government National Mortgage Association. +Average return of 56 Ginnie Mae funds according to Lipper Analytical Services, Inc.

PRUDENT SECTOR DIVERSIFICATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Vendee Mortgage Trust               15.1%
FHLMC                                6.6%
GNMA                                34.6%
FNMA                                 1.0%
Mortgage-Backed Securities          39.3%
Cash and Other
Assets/Liabilities                   3.4%

HIGH QUALITY ASSETS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AAA Rated                           77.8%
Not Rated                            0.9%
AA Rated                             6.7%
A Rated                              5.5%
BBB Rated                            5.7%
Cash and Other
Assets/Liabilities                   3.4%

SOLID LIQUIDITY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Public Issues                       87.1%
Private 144A Issues                  9.5%
Cash and Other
Assets/Liabilities                   3.4%

 COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN ADVANTUS MORTGAGE SECURITIES FUND, LEHMAN BROTHER'S GNMA INDEX AND CONSUMER PRICE INDEX

On the following three charts you can see how the total return for each of the three classes of the Advantus Mortgage Securities Fund compared to the Lehman Brother's GNMA Index and the Consumer Price Index. The three lines in the Class A graph represent the cumulative total return of a hypothetical $10,000 investment made on September 30, 1986 through September 30, 1996. The three lines in the Class B and Class C graphs represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of Class B and Class C shares (August 19, 1994 and March 1, 1995, respectively) through September 30, 1996.

                                    CLASS A

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
One year                        (.4)%
Five years                       5.8%
Ten years                        7.5%
                                        Lehman Brother's
                              Class A         GNMA Index        CPI
9/30/86                        10,000             10,000     10,000
10/31/86                       10,122             10,559     10,101
10/31/87                       10,321             10,984     10,550
10/31/88                       11,690             12,498     10,999
10/31/89                       12,839             13,925     11,503
10/31/90                       13,663             15,079     12,227
10/31/91                       15,851             17,656     12,585
10/31/92                       17,150             19,209     12,988
10/31/93                       19,109             20,664     13,336
9/30/94                        18,280             20,529     13,740
9/30/95                        20,753             23,418     14,042
9/30/96                        20,661             24,793     14,464

                                    CLASS B

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
One year                        (.9)%
Since Inception (8/19/94)        5.9%
                                        Lehman Brother's
                              Class B         GNMA Index        CPI
8/19/94                        10,000             10,000     10,000
9/30/94                         9,928              9,874     10,067
9/30/95                        10,742             11,264     10,289
9/30/96                        11,297             11,926     10,598

                                    CLASS C

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
One year                         4.1%
Since Inception (3/1/95)         7.6%
                                        Lehman Brother's
                              Class C         GNMA Index        CPI
3/01/95                        10,000             10,000     10,000
9/30/95                        10,791             10,817     10,146
9/30/96                        11,230             11,452     10,450

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial adviser's investment advice. Individuals cannot buy even an unmanaged index fund without incurring some charges and expenses.
Historical results are not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

                                               ADVANTUS MORTGAGE SECURITIES FUND
                                                       INVESTMENTS IN SECURITIES
                                                              SEPTEMBER 30, 1996

           (Percentages of each investment category relate to total net assets.)

                                                                               MARKET
PRINCIPAL                                                                     VALUE(a)
----------                                                                   -----------
LONG-TERM DEBT SECURITIES (96.6%)
  U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (57.3%)
    Federal Home Loan Mortgage Corporation (6.6%)
$  414,318  Bi-weekly...............................   7.000%     12/01/22   $   402,875
   696,936  Bi-weekly...............................   6.500%     12/01/23       660,367
   851,273  20 Year Gold............................   6.000%     10/01/13       799,659
                                                                             -----------
                                                                               1,862,901
                                                                             -----------
    Federal National Mortgage Association (FNMA) (1.0%)
   314,487  CMO Sequential Payer, Series A, Class 1
             (FNMA 11.0%)...........................   5.000%     08/01/10       290,704
                                                                             -----------
    Government National Mortgage Association (GNMA) (34.6%)
   338,140  ........................................   8.000%     12/15/15       343,158
   556,401  ........................................   8.000%     03/15/16       565,030
   247,878  ........................................   7.000%     04/15/16       239,760
   307,927  ........................................   8.000%     07/15/16       312,702
   567,965  ........................................   7.000%     09/15/16       553,709
   138,098  ........................................   7.000%     09/15/16       134,631
   329,023  ........................................   7.000%     05/15/17       320,593
   586,136  ........................................   7.500%     06/15/17       585,913
   215,896  ........................................   7.000%     05/15/17       210,365
   346,676  ........................................   7.000%     12/15/16       337,974
   399,343  ........................................   7.000%     04/15/17       389,111
   623,933  ........................................   7.500%     05/15/17       623,695
   330,676  ........................................   7.000%     04/15/17       322,204
    81,335  ........................................   7.000%     02/15/17        79,251
   372,283  ........................................   7.000%     04/15/17       362,745
   382,497  ........................................   7.000%     10/15/17       372,697
   414,625  ........................................   7.000%     10/15/17       404,002
   296,248  GNMA II.................................   7.500%     12/20/15       293,650
   510,643  GNMA II.................................   8.000%     10/20/15       519,124
   200,331  GNMA II.................................   9.000%     08/20/16       211,223
   169,663  GNMA II.................................   9.000%     05/20/16       176,432
   208,854  GNMA II.................................   9.000%     06/20/16       217,187
   604,650  GNMA II.................................   7.500%     07/20/16       598,561
   775,678  GNMA II.................................   8.500%     05/20/17       798,707

              See accompanying notes to investments in securities.

ADVANTUS MORTGAGE SECURITIES FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                                               MARKET
PRINCIPAL                                                                     VALUE(a)
----------                                                                   -----------
  U.S. GOVERNMENT AND AGENCIES OBLIGATIONS--CONTINUED
$  400,000  GNMA II (c).............................   9.000%     08/20/16   $   420,750
   339,141  GNMA II.................................   8.500%     04/20/17       349,209
                                                                             -----------
                                                                               9,742,383
                                                                             -----------
    Other Government Agency Obligations (15.1%)
 1,048,426  Vendee Mortgage Trust Participation
             Certificate (b)........................   8.465%     05/15/24     1,086,431
   718,648  Vendee Mortgage Trust Participation
             Certificate (b)........................   7.206%     02/15/25       697,088
 1,011,694  Vendee Mortgage Trust Participation
             Certificate (b)........................   7.793%     02/15/25     1,015,488
 1,395,651  Vendee Mortgage Trust Participation
             Certificate (b)........................   8.793%     06/15/25     1,462,817
                                                                             -----------
                                                                               4,261,824
                                                                             -----------
            Total U.S. government and agencies obligations (cost:
             $16,068,513).................................................    16,157,812
                                                                             -----------
  OTHER MORTGAGE BACKED SECURITIES (39.3%)
    Asset Backed Securities (1.9%)
   536,361  Green Tree Financial, Net Interest
             Margin, Series 1991, Class A...........   6.900%     02/15/04       531,983
                                                                             -----------
    Collateralized Mortgage Obligations / Mortgage Revenue Bonds (37.4%)
   107,597  American Housing Trust, Series VIII,
             Class H Sequential Payer...............   8.500%     07/25/97       108,055
   735,530  American Housing Trust, Series I, Class
             4 Sequential Payer.....................   8.125%     06/25/18       752,079
   283,681  Chase 94-1 B2 144A Issue (d)............   6.611%     03/28/25       257,884
   472,802  Chase 94-1 B5 144A Issue (d)............   6.610%     03/28/25       418,134
   492,405  CMO Trust, Sequential Payer, Series 44,
             (GNMA 10.0%) Class E...................   5.000%     07/01/18       449,486
 1,062,400  Wyoming Community Development Authority,
             Series 1993, Class B Sequential
             Payer..................................   6.850%     06/01/10     1,034,512
   855,288  International Capital Markets Acceptance
             Corporation, Series 1992, Class A
             Sequential Payer 144A Issue (d)........   8.250%     09/01/15       867,048
   497,415  PMAC 94-4 M.............................   6.924%     02/25/24       450,161
   341,663  Santa Barbara Funding II, Sequential
             Payer, Series A, Class 5 (FHLMC
             9.5%)..................................   5.000%     03/20/18       311,733
   707,921  Shearson Lehman Brothers, Q-3 Sequential
             Payer..................................   7.500%     06/01/18       706,950
 1,250,000  California Housing Finance Authority,
             Series 0 Sequential Payer (c)..........   8.160%     08/01/28     1,267,188
   229,250  New Orleans Home Mortgage Authority,
             Series 1991, Class A Sequential
             Payer..................................   6.375%     09/15/05       228,391
   926,050  Pleasant Hill Revenue Bond, Series
             1993-13, Class A3 (GNMA
             Multi-family)..........................   7.950%     09/20/15       940,901
 1,050,000  Citicorp Mortgage Securities, Inc.
             Targeted Amortization Class............   6.000%     11/25/08     1,015,149

              See accompanying notes to investments in securities.

                                               ADVANTUS MORTGAGE SECURITIES FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                               MARKET
PRINCIPAL                                                                     VALUE(a)
----------                                                                   -----------
  OTHER MORTGAGE BACKED SECURITIES--CONTINUED
$1,150,000  CSFB Finance Company Limited, Series 95-
             A, Class A 144A Issue (d)..............   7.500%     11/15/05   $ 1,122,688
   678,282  GE Capital Mortgage Services, Inc.,
             Series 1994-15, Class B2...............   6.000%     04/25/09       612,169
                                                                             -----------
                                                                              10,542,528
                                                                             -----------
            Total mortgage backed securities (cost: $11,060,148)..........    11,074,511
                                                                             -----------
            Total long-term debt securities (cost: $27,128,661)...........    27,232,323
                                                                             -----------
SHORT-TERM SECURITIES (2.3%)
   190,000  U.S. Treasury Bill......................    5.22%     11/14/96       188,829
   250,000  Dupont CP (d)...........................    5.40%     10/16/96       249,412
   200,000  Philip Morris Companies CP..............    5.41%     10/16/96       199,530
                                                                             -----------
            Total short-term securities (cost: $637,728)..................       637,771
                                                                             -----------
            Total investments in securities (cost: $27,766,389) (e).......   $27,870,094
                                                                             -----------
                                                                             -----------

Notes to Investments in Securities
----------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Represents a debt security with a weighted average net pass-through rate which varies based on the pool of underlying collateral. The rate disclosed is the rate in effect at September 30, 1996.
(c) At September 30, 1996 the total cost of investments issued on a when-issued or forward comittment basis is $1,670,750.
(d) Represents ownership in a restricted security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. (See note 6 to the financial statements.) Information concerning the restricted securities held at September 30, 1996, which includes acquisition date and cost, is as follows:

                                                                                                            ACQUISITION
    SECURITY                                                                                                   DATE         COST
----------------------------------------------------------------------------------------------------------  -----------  -----------
    Chase 94-1 B2.........................................................................................     03/06/96  $   269,212
    Chase 94-1 B5.........................................................................................     03/06/96      433,489
    International Capital Markets Acceptance Corporation..................................................     01/09/95    1,112,452
    CSFB Finance Company Limited..........................................................................    Various      1,145,969
    Dupont CP.............................................................................................     09/18/96      248,969
                                                                                                                         -----------
                                                                                                                         $ 3,210,091
                                                                                                                         -----------
                                                                                                                         -----------

(e) At September 30, 1996 the cost of securities for federal income tax purposes was $27,766,389. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

    Gross unrealized appreciation........................................................................  $  355,174
    Gross unrealized depreciation........................................................................    (251,469)
                                                                                                           ----------
    Net unrealized appreciation..........................................................................  $  103,705
                                                                                                           ----------
                                                                                                           ----------

ADVANTUS MORTGAGE SECURITIES FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1996

                                     ASSETS
Investments in securities, at market value--see accompanying schedule for detailed listing (identified cost: $27,766,389)......  $27,870,094
Cash in bank on demand deposit.....................................       34,796
Receivable for Fund shares sold....................................        5,499
Receivable for investment securities sold..........................    1,823,729
Accrued interest receivable........................................      228,166
                                                                     -----------
    Total assets...................................................   29,962,284
                                                                     -----------
                                  LIABILITIES
Payable for investment securities purchased........................    1,670,750
Payable for Fund shares repurchased................................       59,744
Payable to Adviser.................................................       25,938
                                                                     -----------
    Total liabilities..............................................    1,756,432
                                                                     -----------
Net assets applicable to outstanding capital stock.................  $28,205,852
                                                                     -----------
                                                                     -----------
Represented by:
  Capital stock authorized 10 billion shares (Class A--2 billion shares, Class B--2 billion shares, Class C--2 billion shares and
   4 billion shares unallocated) of $.01 par value (note 1)........  $    27,574
  Additional paid-in capital.......................................   29,218,924
  Undistributed net investment income..............................       58,443
  Accumulated net realized loss from investments...................   (1,202,794)
  Unrealized appreciation of investments...........................      103,705
                                                                     -----------
    Total--representing net assets applicable to outstanding
     capital stock.................................................  $28,205,852
                                                                     -----------
                                                                     -----------
Net assets applicable to outstanding Class A shares................  $23,692,254
                                                                     -----------
                                                                     -----------
Net assets applicable to outstanding Class B shares................  $ 3,374,944
                                                                     -----------
                                                                     -----------
Net assets applicable to outstanding Class C shares................  $ 1,138,654
                                                                     -----------
                                                                     -----------
Shares outstanding and net asset value per share:
  Class A--Shares outstanding 2,316,394............................  $     10.23
                                                                     -----------
                                                                     -----------
  Class B--Shares outstanding 329,660..............................  $     10.24
                                                                     -----------
                                                                     -----------
  Class C--Shares outstanding 111,298..............................  $     10.23
                                                                     -----------
                                                                     -----------

                See accompanying notes to financial statements.

                                               ADVANTUS MORTGAGE SECURITIES FUND
                                                         STATEMENT OF OPERATIONS
                                                   YEAR ENDED SEPTEMBER 30, 1996

Investment income:
  Interest..........................................................  $1,965,279
                                                                      ----------
Expenses (note 4):
  Investment advisory fee...........................................     154,423
  Distribution fees--Class A........................................      71,430
  Distribution fees--Class B........................................      23,440
  Distribution fees--Class C........................................       7,020
  Administrative services fee.......................................      41,200
  Custodian fees....................................................       6,236
  Auditing and accounting services..................................      10,628
  Legal fees........................................................       3,618
  Directors' fees...................................................         434
  Registration fees.................................................      29,597
  Printing and shareholder reports..................................      34,355
  Insurance.........................................................       5,701
  Other.............................................................       7,955
                                                                      ----------
    Total expenses..................................................     396,037
  Less fees and expenses waived or absorbed:
    Class A distribution fees.......................................     (15,693)
    Other fund expenses.............................................     (20,025)
                                                                      ----------
      Total fees and expenses waived or absorbed....................     (35,718)
                                                                      ----------
      Total net expenses............................................     360,319
                                                                      ----------
      Investment income--net........................................   1,604,960
                                                                      ----------
Realized and unrealized gains (losses) on investments:
  Net realized gains on investments (note 3)........................     350,931
  Net change in unrealized appreciation or depreciation on
   investments......................................................    (689,709)
                                                                      ----------
    Net losses on investments.......................................    (338,778)
                                                                      ----------
Net increase in net assets resulting from operations................  $1,266,182
                                                                      ----------
                                                                      ----------

                See accompanying notes to financial statements.

ADVANTUS MORTGAGE SECURITIES FUND
STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED SEPTEMBER 30, 1996 AND 1995

                                                           1996         1995
                                                        -----------  -----------
Operations:
  Investment income--net..............................  $ 1,604,960  $ 1,683,061
  Net realized gains on investments...................      350,931      140,686
  Net change in unrealized appreciation or
   depreciation of investments........................     (689,709)   1,594,464
                                                        -----------  -----------
    Increase in net assets resulting from
     operations.......................................    1,266,182    3,418,211
                                                        -----------  -----------
Distributions to shareholders from investment
 income--net:
  Class A.............................................   (1,434,649)  (1,636,844)
  Class B.............................................     (125,313)     (17,742)
  Class C.............................................      (37,597)      (4,382)
                                                        -----------  -----------
    Total distributions...............................   (1,597,559)  (1,658,968)
                                                        -----------  -----------
Capital share transactions (notes 4 and 5):
  Proceeds from sales:
    Class A...........................................    4,801,997    2,594,530
    Class B...........................................    2,787,439      990,008
    Class C...........................................    1,182,431      340,021
  Shares issued as a result of reinvested dividends:
    Class A...........................................      976,397      969,887
    Class B...........................................      103,411       15,797
    Class C...........................................       31,389        2,840
  Payments for redemption of shares:
    Class A...........................................   (7,130,212)  (7,089,593)
    Class B...........................................     (555,653)      (2,536)
    Class C...........................................     (382,103)     (22,144)
                                                        -----------  -----------
    Increase (decrease) in net assets from capital
     share transactions...............................    1,815,096   (2,201,190)
                                                        -----------  -----------
    Total increase (decrease) in net assets...........    1,483,719     (441,947)
Net assets at beginning of year.......................   26,722,133   27,164,080
                                                        -----------  -----------
Net assets at end of year (including undistributed net
 investment income of $58,443 and $51,042,
 respectively)........................................  $28,205,852  $26,722,133
                                                        -----------  -----------
                                                        -----------  -----------

                See accompanying notes to financial statements.

                                               ADVANTUS MORTGAGE SECURITIES FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                              SEPTEMBER 30, 1996

(1) ORGANIZATION
    The Advantus Mortgage Securities Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. On February 14, 1995 shareholders of the Fund approved a name change to Advantus Mortgage Securities Fund, Inc. (effective March 1, 1995). Prior to March 1, 1995 the Fund was known as MIMLIC Mortgage Securities Income Fund, Inc.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than distribution fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the period. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of Directors. Such fair values are determined using pricing services or prices quoted by independent brokers. Short-term securities are valued at market.

ADVANTUS MORTGAGE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)
    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  SECURITIES PURCHASED ON A WHEN-ISSUED BASIS

    Delivery and payment for securities which have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuations. As of September 30, 1996, the Fund had entered into outstanding when-issued or forward commitments of $1,670,750. The Fund has segregated assets, with the Fund's custodian, to cover such when-issued and forward commitment transactions.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

    For federal income tax purposes, the Fund has a capital loss carryover in the amount of $1,202,794 which, if not offset by subsequent capital gains, will expire September 30, 2003. It is unlikely the board of directors will authorize a distribution of any net realized capital gain until the available capital loss carryover has been offset or expires.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared daily and paid monthly in cash or reinvested in additional shares. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS
    For the year ended September 30, 1996, purchases of securities and proceeds from sales, other than temporary investments in short-term securities aggregated $33,842,205 and $32,543,935, respectively.

                                               ADVANTUS MORTGAGE SECURITIES FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

(4) EXPENSES AND RELATED PARTY TRANSACTIONS
    On February 14, 1995 shareholders of the Fund approved a new investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser). Advantus Capital is a wholly-owned subsidiary of MIMLIC Asset Management Company (MIMLIC Management) which, prior to March 1, 1995, served as investment adviser to the Fund. Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent (The Minnesota Mutual Life Insurance Company (Minnesota Mutual), the parent of MIMLIC Management). The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .575 percent, which is the same as under the old agreement with MIMLIC Management.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain distribution expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays distribution fees to MIMLIC Sales Corporation (MIMLIC Sales), the underwriter of the Fund and wholly-owned subsidiary of MIMLIC Management, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a fee up to .30 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee. MIMLIC Sales is currently waiving that portion of Class A distribution fees which exceeds, as a percentage of average daily net assets, .25 percent. MIMLIC Sales waived Class A distribution fees in the amount of $15,693 for the year ended September 30, 1996.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services and other miscellaneous expenses.

    The Fund pays an administrative services fee to Minnesota Mutual for accounting, auditing, legal and other administrative services which Minnesota Mutual provides. Prior to February 1, 1996, the administrative services fee was $3,100 per month. Effective February 1, 1996, the administrative services fee is $3,600 per month.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. During the year ended September 30, 1996, Advantus Capital voluntarily agreed to absorb $20,025 in expenses that were otherwise payable by the Fund.

    Sales charges received by MIMLIC Sales for distributing the Fund's three classes of shares amounted to $101,891.

ADVANTUS MORTGAGE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(4) EXPENSES AND RELATED PARTY TRANSACTIONS--(CONTINUED)
    As of September 30, 1996, Minnesota Mutual and subsidiaries and the directors and officers of the Fund as a whole owned the following shares:

                                                                               NUMBER OF SHARES     PERCENTAGE OWNED
                                                                              ------------------  ---------------------
Class A.....................................................................         228,336                 9.9%
Class B.....................................................................           5,677                 1.7%
Class C.....................................................................           1,101                 1.0%

    During the year ended September 30, 1996, legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $3,618.

(5) CAPITAL SHARE TRANSACTIONS
    Transactions in shares for the years ended September 30, 1996 and 1995 for Class A and Class B shares and the year ended September 30, 1996 and the period from March 1, 1995 to September 30, 1995 for Class C shares were as follows:

                                                            CLASS A                CLASS B               CLASS C
                                                     ----------------------  --------------------  --------------------
                                                        1996        1995       1996       1995       1996       1995
                                                     ----------  ----------  ---------  ---------  ---------  ---------
Sold...............................................     464,458     259,523    269,093     97,026    114,493     32,851
Issued for reinvested distributions................      94,676      97,409     10,057      1,653      3,094        276
Redeemed...........................................    (687,451)   (704,962)   (54,084)      (216)   (37,284)    (2,132)
                                                     ----------  ----------  ---------  ---------  ---------  ---------
                                                       (128,317)   (348,030)   225,066     98,463     80,303     30,995
                                                     ----------  ----------  ---------  ---------  ---------  ---------
                                                     ----------  ----------  ---------  ---------  ---------  ---------

(6) RESTRICTED SECURITIES
    At September 30, 1996, investments in securities includes issues which generally cannot be offered for sale to the public without first being registered under the Securities Act of 1933 (restricted securities). In the event the securities are registered, those carrying registration rights allow for the issuer to bear all the related costs; for issues without rights, the Fund may incur such costs. The Fund currently limits investments in securities that are not readily marketable, including restricted securities, to 10% of net assets at the time of the purchase. Securities are valued by procedures described in note 2. The aggregate value of restricted securities held by the Fund at September 30, 1996 was $2,915,166 which represents 10.3% of net assets.

                                               ADVANTUS MORTGAGE SECURITIES FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

(7) FINANCIAL HIGHLIGHTS
    Per share data for a share of capital stock and selected information for each period are as follows:

                                                                                         CLASS A
                                                             ---------------------------------------------------------------
                                                                   YEAR ENDED           PERIOD FROM          YEAR ENDED
                                                                 SEPTEMBER 30,       NOVEMBER 1, 1993       OCTOBER 31,
                                                             ----------------------  TO SEPTEMBER 30,   --------------------
                                                               1996       1995(a)         1994(b)         1993       1992
                                                             ---------  -----------  -----------------  ---------  ---------
Net asset value, beginning of period.......................  $   10.36   $    9.70       $   11.06      $   10.94  $   10.80
                                                             ---------  -----------        -------      ---------  ---------
Income from investment operations:
  Net investment income....................................        .62         .62             .53            .63        .71
  Net gains or losses on securities (both realized and
   unrealized).............................................       (.13)        .65            (.99)           .55        .15
                                                             ---------  -----------        -------      ---------  ---------
    Total from investment operations.......................        .49        1.27            (.46)          1.18        .86
                                                             ---------  -----------        -------      ---------  ---------
Less distributions:
  Dividends from net investment income.....................       (.62)       (.61)           (.53)          (.63)      (.72)
  Distributions from capital gains.........................         --          --            (.37)          (.43)        --
                                                             ---------  -----------        -------      ---------  ---------
    Total distributions....................................       (.62)       (.61)           (.90)         (1.06)      (.72)
                                                             ---------  -----------        -------      ---------  ---------
Net asset value, end of period.............................  $   10.23   $   10.36       $    9.70      $   11.06  $   10.94
                                                             ---------  -----------        -------      ---------  ---------
                                                             ---------  -----------        -------      ---------  ---------
Total return (c)...........................................        4.8%       13.5%           (4.3)%(d)      11.4%       8.2%
Net assets, end of period (in thousands)...................  $  23,692   $  25,317       $  27,105      $  27,073  $  20,996
Ratio of expenses to average daily net assets (e)..........       1.26%       1.29%           1.24%(f)       1.17%      1.25%
Ratio of net investment income to average daily net assets
 (e).......................................................       6.05%       6.23%           5.73%(f)       5.77%      6.56%
Portfolio turnover rate (excluding short-term
 securities)...............................................      125.2%      203.7%          236.2%         135.0%     137.3%

-------------

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b) During 1994, the Fund changed its fiscal year end from October 31 to September 30.
(c) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end sales charges.
(d) Total return is presented for the period from November 1, 1993 to September 30, 1994.
(e) The Fund's Adviser and Distributor voluntarily waived or absorbed $35,718, $36,128, $43,505, $34,773 and $21,104 in expenses for the years ended
    September 30, 1996 and 1995, the period ended September 30, 1994 and the years ended October 31, 1993 and 1992, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.40%, 1.42%, 1.41%, 1.31% and 1.36%, respectively, and the ratio of net investment income to average daily net assets would have been 5.91%, 6.10%, 5.56%, 5.63% and 6.45%, respectively.
(f) Adjusted to an annual basis.

ADVANTUS MORTGAGE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(7) FINANCIAL HIGHLIGHTS--(CONTINUED)

                                                         CLASS B                           CLASS C
                                             --------------------------------   -----------------------------
                                                                 PERIOD FROM                     PERIOD FROM
                                                YEAR ENDED       AUGUST 19,                       MARCH 1,
                                              SEPTEMBER 30,      1994(b) TO      YEAR ENDED      1995(b) TO
                                             ----------------   SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,
                                              1996   1995(a)        1994            1996            1995
                                             ------  --------   -------------   -------------   -------------
Net asset value, beginning of period.......  $10.37  $  9.70       $ 9.83          $10.37          $ 9.90
                                             ------  --------      ------          ------          ------
Income from investment operations:
  Net investment income....................     .54      .53          .06             .54             .31
  Net gains or losses on securities (both
   realized and unrealized)................    (.13)     .67         (.13)           (.14)            .47
                                             ------  --------      ------          ------          ------
    Total from investment operations.......     .41     1.20         (.07)            .40             .78
                                             ------  --------      ------          ------          ------
Less distributions:
  Dividends from net investment income.....    (.54)    (.53)        (.06)           (.54)           (.31)
  Distributions from capital gains.........      --       --           --              --              --
                                             ------  --------      ------          ------          ------
    Total distributions....................    (.54)    (.53)        (.06)           (.54)           (.31)
                                             ------  --------      ------          ------          ------
Net asset value, end of period.............  $10.24  $ 10.37       $ 9.70          $10.23          $10.37
                                             ------  --------      ------          ------          ------
                                             ------  --------      ------          ------          ------
Total return (c)...........................     4.1%    12.7%         (.7)%(d)        4.1%            7.9%(e)
Net assets, end of period (in thousands)...  $3,375  $ 1,084       $   60          $1,139          $  321
Ratio of expenses to average daily net
 assets (f)................................    2.01%    2.05%         .28%(g)        2.01%           2.05%(h)
Ratio of net investment income to average
 daily net assets (f)......................    5.38%    5.32%         .60%(g)        5.39%           5.26%(h)
Portfolio turnover rate (excluding
 short-term securities)....................   125.2%   203.7%       236.2%          125.2%          203.7%

-------------

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b) Commencement of operations.
(c) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect the impact of contingent deferred sales charges.
(d) Total return is presented for the period from August 19, 1994, commencement of operations, to September 30, 1994.
(e) Total return is presented for the period from March 1, 1995, commencement of operations, to September 30, 1995.
(f) The Fund's Adviser and Distributor voluntarily waived or absorbed $35,718 and $36,128 in expenses for the years ended September 30, 1996 and 1995, respectively. If Class B shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.09% and 2.11%, respectively, and the ratio of net investment income to average daily net assets would have been 5.30% and 5.26%, respectively. If Class C shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.08% and 2.11%, respectively, and the ratio of net investment income to average daily net assets would have been 5.32% and 5.20%, respectively.
(g) Ratios presented for the period from August 19, 1994 to September 30, 1994 are not annualized as they are not indicative of anticipated results.
(h) Adjusted to an annual basis.

                                                    INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Advantus Mortgage Securities Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of the Advantus Mortgage Securities Fund, Inc. (the Fund) as of September 30, 1996 and the related statement of operations for the year then ended, the statement of changes in net assets for the two years then ended and the financial highlights for the two years then ended, the period from November 1, 1993 to September 30, 1994 and each of the years in the two-year period ended October 31, 1993. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased or sold but not received or delivered, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 1996 and the results of its operations, changes in its net assets and financial highlights, for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

Minneapolis, Minnesota
November 1, 1996

ADVANTUS MORTGAGE SECURITIES FUND
FEDERAL INCOME TAX INFORMATION

    The following information for federal income tax purposes is presented as an aid to shareholders in reporting the distributions paid by the Fund in the fiscal year ended September 30, 1996. Dividends for the 1996 calendar year will be reported to you on Form 1099-Div in late January 1997. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.

CLASS A

Income distributions--taxable as dividend income, none qualifying for deduction by corporations

PAYABLE DATE                                                                           PER SHARE
-------------------------------------------------------------------------------------  ---------
October 31, 1995.....................................................................  $   .0479
November 30, 1995....................................................................      .0521
December 31, 1995....................................................................      .0495
January 31, 1996.....................................................................      .0484
February 29, 1996....................................................................      .0504
March 31, 1996.......................................................................      .0571
April 30, 1996.......................................................................      .0487
May 31, 1996.........................................................................      .0541
June 30, 1996........................................................................      .0493
July 31, 1996........................................................................      .0522
August 31, 1996......................................................................      .0522
September 30, 1996...................................................................      .0553
                                                                                       ---------
                                                                                       $   .6172
                                                                                       ---------
                                                                                       ---------
CLASS B
Income distributions--taxable as dividend income, none qualifying for deduction by corporations

PAYABLE DATE                                                                           PER SHARE
-------------------------------------------------------------------------------------  ---------
October 31, 1995.....................................................................  $   .0409
November 30, 1995....................................................................      .0453
December 31, 1995....................................................................      .0424
January 31, 1996.....................................................................      .0415
February 29, 1996....................................................................      .0442
March 31, 1996.......................................................................      .0506
April 30, 1996.......................................................................      .0425
May 31, 1996.........................................................................      .0477
June 30, 1996........................................................................      .0458
July 31, 1996........................................................................      .0458
August 31, 1996......................................................................      .0457
September 30, 1996...................................................................      .0491
                                                                                       ---------
                                                                                       $   .5415
                                                                                       ---------
                                                                                       ---------

CLASS C
Income distributions--taxable as dividend income, none qualifying for deduction by corporations
PAYABLE DATE                                                                           PER SHARE
-------------------------------------------------------------------------------------  ---------
October 31, 1995.....................................................................  $   .0408
November 30, 1995....................................................................      .0453
December 31, 1995....................................................................      .0424
January 31, 1996.....................................................................      .0414
February 29, 1996....................................................................      .0442
March 31, 1996.......................................................................      .0506
April 30, 1996.......................................................................      .0424
May 31, 1996.........................................................................      .0476
June 30, 1996........................................................................      .0469
July 31, 1996........................................................................      .0458
August 31, 1996......................................................................      .0457
September 30, 1996...................................................................      .0491
                                                                                       ---------
                                                                                       $   .5422
                                                                                       ---------
                                                                                       ---------

SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that apply to a particular Fund.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make four exchanges or telephone transfers between the Funds each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange or transfer within the calendar year. Systematic Exchange Plans are exempt from this charge.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive checks at specified intervals from your fund account--subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE TRANSFER: You may transfer money from one Advantus account to any other Advantus account you own just by calling our toll free number. Sign up for telephone exchanges on the Advantus Application or complete the telephone authorization form.

SYSTEMATIC TRANSFER: If you have an Advantus Money Market account you may transfer a set amount of money to another Advantus Fund to diversify your investment portfolio and take advantage of dollar-cost averaging.

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Mutual insurance premiums out of your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge on Advantus's non-money market funds.

SPECIAL PURCHASE PLANS: Our special purchase plans enable you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets). One of these plans--The Automatic Investment Plan--allows you to invest automatically each month from your checking or savings account.

IRAS, OTHER QUALIFIED PLAN: You can use the Advantus Family of Funds for your Individual Retirement Account or other qualified plan including SEPS, profit sharing, money purchase or defined benefit plans.

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GROUP INVESTMENT PLAN:  This plan provides employers and employees with a convenient means for investing in the funds through payroll deduction.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account. Amounts over $1,000 may be wire transferred to your personal bank account. The prevailing wire charge will be added to the withdrawal amount. To set this up, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate (monthly statements for your Money Market account) and quarterly reports to help you track all of your investments in the Advantus Family of Funds, and annual tax statements. Semiannual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from MIMLIC Sales Corporation, call 1-800-443-3677. Our voice response system is available from 7 a.m. to 3 a.m. Monday through Friday, and 8 a.m. to 5 p.m. on Saturday. This system allows you to access current net asset values and your account balances.

HOW TO INVEST

You can invest in one or more of the eight Advantus Funds through your local registered representative of MIMLIC Sales Corporation, distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in.

MINIMUM INVESTMENTS:

Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Systematic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management.

    Advantus Capital Management, Inc. manages eight mutual funds containing $346 million in assets in addition to $1.3 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 11 years of investment experience.

ADVANTUS FAMILY OF FUNDS
Advantus Bond Fund
Advantus Horizon Fund
Advantus Spectrum Fund
Advantus Enterprise Fund
Advantus Cornerstone Fund
Advantus Money Market Fund
Advantus Mortgage Securities Fund
Advantus International Balanced Fund

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     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                        [ADVANTUS -TM- FAMILY OF FUNDS]
                                    MIMLIC SALES CORPORATION
                                    400 ROBERT STREET NORTH
                                    ST. PAUL, MN 55101-2098
                                    1-800-443-3677

MIMLIC SALES CORPORATION                                   BULK RATE
400 ROBERT STREET NORTH                                U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                   ST. PAUL, MN
                                                        PERMIT NO. 3547

FORWARDING AND RETURN POSTAGE GUARANTEED,
ADDRESS CORRECTION REQUESTED

F.48641 11-96